LOAN AGREEMENT



                                Between




                WILLIAM B. BLOUNT and C. DEREK PARRISH

                              ("Lender")


                                  and



                   WASTEMASTERS OF PALM BEACH, INC.
                             ("Borrower")




                       DATED AS OF July 31, 1998




















(This Table of Contents is not a part of this Loan Agreement and is only for convenience of reference.)




                                                                  PAGE


PARTIES                                                              1
RECITALS                                                             1


                               ARTICLE I
                     DEFINITIONS AND USE OF PHRASES

Section 1.01 Definitions                                             2
Section 1.02 Use of Phrases                                          3


                              ARTICLE II
                               THE LOAN

Section 2.01 Amount of Maturity                                      3
Section 2.02 Interest Rate and Place of Payment                      4
Section 2.03 Prepayment Provision                                    4
Section 2.04 Form of Note; Security                                  4
Section 2.05 Application of Proceeds of Note                         5

                             ARTICLE III
                 PARTICULAR COVENANTS OF THE BORROWER

                                                                  Page
Section 3.01 Payment of the Note                                     5
Section 3.02 [Reserved]                                              5
Section 3.03 [Reserved]                                              5
Section 3.04 Maintenance, Repairs and Changes, Alterations,
 Taxes other charges                                                 5
Section 3.05 Warranty of Title                                       6
Section 3.06 Sale of Project Prohibited Except Under
 Certain Conditions                                                  6
Section 3.07 [Reserved]                                              6
Section 3.08 Inspections by Lender                                   6



                             ARTICLE IV
           PROVISIONS RESPECTING INSURANCE AND CONDEMNATION

Section 4.01 Insurance Required                                     6
Section 4.02 Disposition of Net Insurance Proceeds                  7
Section 4.03 Disposition of Net Condemnation Award                  7

                               ARTICLE V
                    EVENTS OF DEFAULT AND REMEDIES
Section 5.01 Events of Default Defined                              7
Section 5.02 Remedies of Default                                    8


                               ARTICLE VI
                        MISCELLANEOUS PROVISIONS

Section 6.01 Investment Banking Agreement                           9
Section 6.02 Limitation of Rights                                   9
Section 6.03 Financing Agreement Governed by Alabama Law            9
Section 6.04 Notices of Borrower                                    9
Section 6.05 Severability                                          10
Section 6.06 Article and Section Captions                          10
Section 6.07 Costs and Expenses                                    10

     LOAN AGREEMENT between WILLIAM B. BLOUNT ("Blount"), an individual, his heirs, survivors and assigns, C. DEREK PARRISH ("Parrish"), an individual, his heirs, survivors and assigns, (collectively, the "Lender"), and WASTEMASTERS OF PALM BEACH, INC., a Florida corporation (the "Borrower"),


                               RECITALS

     WHEREAS, the Borrower is a Florida corporation organized and existing under the laws of the State of Florida, and has all requisite corporate power and authority to make loans and borrow money and take all such other actions necessary or convenient in furtherance of the transactions contemplated by this agreement; and

     WHEREAS, the Borrower proposes to borrow the funds necessary to acquire by purchase that certain solid waste transfer station facility located in Palm Beach County, Florida, and more particularly described in Exhibit "B" attached hereto (the "Project"); and

     WHEREAS, the Borrower has been created for the purpose of acquiring the Project, and has, at the time of this Loan Agreement, no other assets other than the Project, and has no other liabilities other than those disclosed to the Lender; and

     WHEREAS, the Lender has indicated its willingness to loan the Borrower the funds necessary for the Borrower to acquire the Project, upon the terms and conditions contained herein ; and

     WHEREAS, this Loan Agreement and the execution and delivery thereof and the execution of the Note(as hereinafter defined) by the Borrower have been in all respects duly and validly authorized by proper corporate action of the Borrower.

                  NOW, THEREFORE, THIS LOAN AGREEMENT
                              WITNESSETH:

For the aforesaid purpose and in consideration of the respective agreements herein contained, it is hereby agreed between the parties signatory hereto, each with each of the others, as follows:

                               ARTICLE I

                    Definitions and Use of Phrases

     Section 1.01. Definitions. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations herein:

     "Equipment" means those items of furnishings and equipment that are to be acquired and installed in or about the Facility and purchased with the proceeds of the Loan and any other items of furnishings and equipment that, under the provisions hereof, are to constitute part of the "Equipment".

     "Facility" means that certain building or buildings or any other improvements to the real property constituting the Project hereunder, whether currently constructed or constructed in the future, as said Facility may at any time exist.

     "Loan" means the loan made by the Lender to the Borrower hereunder.

     "Mortgage" means that certain Mortgage and Security Agreement dated July 31, 1998, executed by the Borrower in favor of the Lender.

     "Net Condemnation Award" means the total amount awarded as compensation for any part of the Project taken under the exercise of the power of eminent domain plus damages to any part not taken, less and except (a) any portion thereof to which the Borrower is entitled under the provisions hereunder, and (b) all attorneys' fees and other costs and expenses incurred in the condemnation proceedings with respect to which such award was made (other than those directly by the Borrower or deducted from that portion of the award to which it is entitled under the provisions hereof).

     "Net Insurance Proceeds" means the total insurance proceeds recovered by the Borrower, or the Lender on account of any damage to or destruction of the Project less all costs of collection thereof.

     "Note" means the promissory note dated July 31, 1998, in the form attached hereto as Exhibit "A" evidencing the Loan by the Lender to the Borrower, and the agreement by the Borrower to repay the loan to the Lender.

     "Permitted Encumbrances" means, as of any particular time, (a) liens for ad valorem taxes not then delinquent, (b) utility, access and other easements and rights-of-way, restrictions and exceptions (including inchoate mechanics' and materialmen's liens) that will not interfere with or impair the operations for which the Facility was designed or last modified, (c) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exist with respect to properties similar in character to those forming a part of the Project and as do not materially impair the use of the property affected thereby for the purpose for which it was acquired or is held by the Borrower, and (e) any personal property or fixtures acquired by the Borrower under lease, lease-purchase or a purchase money security interest when no Loan proceeds were used to acquire such personal property or fixtures.

     "Proceeds" means all revenues and receipts from the Project including receipts from condemnations or insurance, and amounts received from the Loan.

     "Project" means the Facility, the Equipment and the Project Site, as they may at any time exist, and all other property and rights of every kind described or referred to or intended so to be in the granting clauses hereof or in any way subject to the lien hereof.

     "Project Site" means the real property upon which the Project is being constructed

     "Supplemental Agreement" means an agreement supplemental hereto.

     Section 1.02. Use of Phrases. "Herein", "hereby" "hereunder", "hereof", "hereinbefore", "hereinafter", and other equivalent words refer to the Loan Agreement and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 1.01 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                              ARTICLE II

                               The Loan

     Section 2.01. Amount and Maturity. There is hereby authorized to be made under this Loan Agreement the Loan by the Lender to the Borrower in the principal amount of ONE MILLION AND 00/100 ($1,000,000) DOLLARS, such Loan to be evidenced by the Note. The Note shall be dated the date hereof, with one, single payment due on the 31st day of July, 1999. As part of the consideration of the Lender's willingness to make the Loan, the Borrower shall, upon the receipt of the proceeds of the Loan, transfer or cause to be transferred to the Lender an aggregate of 100,000 shares of unrestricted common stock of Wastemasters, Inc. ("Wastemasters")(NASDAQ symbol WAST) as follows: 50,000 shares shall be transferred to Blount to an account as directed by Blount, and 50,000 shares shall be transferred to Parrish to an account as directed by Parrish. Such shares shall be fully unrestricted when transferred and shall be of a form and tenor as shall be free to trade, sell, hypothecate, mortgage or convey by the Lender upon their receipt of the same (such shares in such form herein referred to as "Unrestricted Shares").

     Section 2.02. Interest Rate and Place of Payment. The Note shall bear interest on the unpaid principal balance through and including July 31, 1999 with no stated interest rate, but shall be repaid at any time between February 2, 1999 and July 31, 1999, but in no event later than July 31, 1999, in one, single payment of $1,500,000 plus the transfer by or on behalf of the Borrower to or for the account of the Lender of 300,000 Unrestricted Shares of Wastemasters as follows: 150,000 shares to or for the account of Blount and 150,000 shares to or for the account of Parrish; provided, however, that, in the event that the Borrower repays the Loan in full at any time between the date hereof and February 1, 1999, then the Note shall be paid in one, single payment of $1,250,000 plus the transfer by or on behalf of the Borrower to or for the account of the Lender of 150,000 Unrestricted Shares of Wastemasters as follows:
75,000 shares to or for the account of Blount and 75,000 shares to or for
the account of Parrish.   Payments on the Note shall be made at such
place as the Lender may, from time to time, designate in writing to the Borrower.

     Section 2.03. Prepayment Provision. The Note may be retired and repaid in part or in full prior to its normal maturity at any time without premium or penalty, provided, however, that such prepayment shall not serve to decrease or diminish the payments set forth in Section 2.02 above.

     Section 2.04. Form of the Note; Security. The Note shall be in the form as set forth in Exhibit "A" attached hereto. As additional security for the obligations of the Borrower hereunder, the Borrower shall, as a condition precedent of the Loan, execute and deliver to the Lender, the Mortgage in the form attached hereto as Exhibit "C," together with a mortgagee's policy of title insurance, naming the Lender as insureds, in the amount of the Loan. The mortgage shall be recorded in such offices as necessary to give adequate notice of the Lender's first mortgage interest in the Project under the laws of the State of Florida then in effect, and the Borrower shall cause such UCC financing statements to be filed in such offices as may be necessary to perfect the security interests in the Project granted to the Borrower in the Mortgage. In order to further secure the obligations of the Borrower hereunder, the Borrower shall transfer or cause to be transferred, 500,000 Unrestricted Shares of Wastemasters to such account as mutually agreed upon by the Borrower and the Lender, such shares to be held in such account until the Note shall have been paid in full. The transfer of such shares shall be accompanied by such stock powers as shall be necessary to enable such shares to be transferred to the Lender in Event of Default as described herein.

     Section 2.05. Application of Proceeds of Note. The proceeds of the Note shall be applied by the Borrower for the acquisition of the Project, and for no other purpose.

                              ARTICLE III
                 Particular Covenants of the Borrower


     Section 3.01. Payment of the Note. The Borrower will pay or will cause to be paid, from all sources legally available to it, the principal of and the interest on the Note as specified therein, and it will otherwise perform all obligations that, either expressly or by reasonable implication, are imposed on it in this Loan Agreement, and it will not default hereunder.

     Section 3.02. [Reserved]

     Section 3.03. [Reserved]

     Section 3.04. Maintenance, Repairs, Changes, Alterations, Taxes and Other Charges. The Borrower will continuously maintain the Facility, the Equipment and the other improvements located on the Project Site in good repair and in good operating condition (reasonable wear and tear excepted), making from time to time all necessary and proper renewals thereof and repairs and replacements to be so made, provided, however, that the Borrower shall not be obligated to renew, repair or replace any of the Equipment that may become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary in the operation of the Facility or to cause any such Equipment to be renewed, repaired or replaced.

     The Borrower will pay, or will cause to be paid, (a) all taxes and governmental charges of any kind whatsoever that may be lawfully assessed or levied against or with respect to the Project or any part thereof (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the Project, (b) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, and (d) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project, provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Borrower shall be obligated to pay, or cause to be paid, only such installments as come due while any part of the principal of and the interest on the Note remains outstanding and unpaid. The Borrower may, however, defer or cause to be deferred payment of any such taxes, charges or assessments pending the bona fide contest thereof unless it shall appear that by such action the lien of the Lender as to any part of the Project shall be materially endangered or the Project or any part thereof shall be subject to loss or forfeiture, in which event any such payment then due shall not be deferred.

     Section 3.05. Warranty of Title. The Borrower warrants its title to the property described in Section 2.01 hereof as being free and clear of every lien, encumbrance, trust or charge prior hereto, other than Permitted Encumbrances; and warrants that it will forever warrant and defend the title to the said property unto the Lender against the lawful claims of all persons whomsoever, except those claiming under Permitted Encumbrances.

     Section 3.06.  Sale of Project Prohibited Except Under Certain
Conditions.     The Borrower will not hereafter sell or otherwise dispose
of the whole or any integral part of the Project until the principal of and the interest on the Note have been paid in full, or unless and until provision for such payment has been made. Nothing contained in this section shall prevent the consolidation of the Borrower with, or the merger of the Borrower into, any corporation having corporate authority to carry on the business of owning and operating the Project; provided that upon any such consolidation, merger or transfer the due and punctual payment of the principal of and the interest on the Note according to its terms and the due and punctual performance and observance of all the agreements and conditions of this Loan Agreement to be kept and performed by the Borrower shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety; and provided further, that such consolidation, merger or transfer shall not cause or result in any mortgage or other lien being affixed to or imposed on or becoming a lien on the Project or the revenues therefrom.

     Section 3.07. [Reserved]

     Section 3.08. Inspections by Lender. The Borrower will permit the Lender and its duly authorized agent to inspect, at any reasonable time, any and every part of the Project and will permit the Lender to inspect, at any reasonable time, the books and records of the Borrower pertaining to the Project. The Borrower will assist in furnishing facilities for any such inspection.

                              ARTICLE IV
          Provisions Respecting Insurance and Condemnation

     Section 4.01. Insurance Covering the Project. The Borrower shall at its expense keep the Project insured. The Borrower shall also cause, if requested by the Lender, all policies of insurance respecting the Project, or a certificate or certificates of the respective insurers providing such insurance which attest the fact that the same is in full force and effect, to be deposited with the Lender. Prior to the expiration or cancellation of any such policy, the Borrower shall furnish to the Lender evidence reasonably satisfactory to the Lender that such policy has been renewed or replaced by another policy or that there is no necessity therefor .

     Section 4.02. Disposition of Net Insurance Proceeds. The entire Net Insurance Proceeds received by the Borrower shall be applied by the Borrower to payment of the costs of repairing, renewing or rebuilding the property damaged or destroyed (either on completion of the work of such repair, renewal or rebuilding or as such work progresses, as the Lender may determine), provided that any portion of such proceeds remaining after payment in full of such costs shall be applied to the Note.

    Section 4.03. Disposition of Net Condemnation Award. The entire amount of any Net Condemnation Award, if any, shall be paid to the Lender and applied to the Note.

                               ARTICLE V
               Events of Default and Remedies of Lender


     Section 5.01. Events of Default Defined. Any of the following shall constitute default hereunder by the Borrower:

     (a) Failure by the Borrower to pay the principal of or the interest on the Note as and when the same becomes due therein and herein provided (whether such shall become due by maturity or otherwise);

     (b) Failure by the Borrower to perform and observe any of the agreements and covenants on its part contained herein (other than its agreement to pay the principal of and interest on the Note after sixty
(60) days' written notice to it of such failure made by the Lender, unless during such period or any extension thereof the Borrower has commenced and is diligently pursuing appropriate corrective action; or

     (c) Appointment by a court having jurisdiction of a receiver for the Project or for a substantial part thereof or approval by a court of competent jurisdiction of any petition for reorganization of the Project or rearrangement or readjustment of the obligations of the Borrower under any provision of the bankruptcy laws of the United States.

     (d) Any material warranty, representation or other statement by or on behalf of the Borrower or to the Lender, being false or misleading in any material respect at the same time made.

     Section 5.02. Remedies on Default. Upon any default in any one of the ways defined in the preceding Section 5.01 hereof, the Lender shall have the following rights and remedies:

     (a) Acceleration. The Lender may, by written notice to the Borrower, declare the principal of the Note forthwith due and payable, and thereupon it shall so be, anything herein or therein to the contrary notwithstanding.

     (b) Other Remedies. The Lender shall have the power to proceed with any other right or remedy independent of or in aid of the foregoing powers, as it may deem best, including, without limitation, the rights and remedies granted to the Lender pursuant to the Mortgage, to secure specific performance by the Borrower of any agreement on its part herein contained, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Project, of a receiver for all or any part of the Project and the earnings, rents and incomes there from; the rights here specified are to be cumulative to all other, and shall not exclude any such available rights, remedies or powers. If, upon the occurrence of an event of default, the Borrower makes good the default which is the reason for such event of default and every other default hereunder (except any principal and interest declared payable that would, absent such declaration, not then be payable), with interest on all overdue payment so principal, interest and premium (if any), and makes reimbursement of all the reasonable expenses of the Lender, then the Lender may in its discretion waive such default and its consequences, but no such waiver shall affect any subsequent default or right relative thereto. Further, upon the occurrence of any event of default, except a default in the payment of the principal of or the interest or premium (if any) of the Note, the Lender may in its discretion, waive such default and its consequences without the Borrower having theretofore made good such default, but no such waiver shall affect any subsequent default or right relative thereto. In case any proceeding taken by the Lender on account of any event of default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every case the Borrower and the Lender shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Lender shall continue as though no such proceeding had been taken.

     If, upon the occurrence of an event of default, the Borrower makes good the default which is the reason for such event of default and every other default hereunder (except any principal and interest declared payable that would, absent such declaration, not then be payable), with interest on all overdue payments of principal, interest and premium (if any), and makes reimbursement of all the reasonable expenses of the Lender, then the Lender may in its discretion waive such default and its consequences, but no such waiver shall affect any subsequent default or right relative thereto. further, upon the occurrence of any event of default, except a default in the payment of the principal of or the interest or premium (if any) on the Bond, the Lender may in its discretion waive such default and its consequences without the Borrower having theretofore made good such default, but no such waiver shall affect any subsequent default or right relative thereto. In case any proceeding taken by the Lender on account of any event of default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every case the Borrower and the Lender shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Lender shall continue as though no such proceeding had been taken.

     (c) Additional Remedies. If an Event of Default shall have occurred and be continuing, an such Event of Default does not provide for a cure period as described above, or such cure period shall have expired and the Event of Default be continuing, then the Borrower hereby agrees to transfer or cause to be transferred to or for the account of the Lender an amount of Unrestricted Shares of Wastemasters, valued on the date of such transfer, in the amount of $2,000,000, such transfer taking into account, however, the 500,000 Unrestricted Shares of Wastemasters held as security for the Loan pursuant to Section 2.04 hereof.

                              ARTICLE VI
                       Miscellaneous Provisions

     Section 6.01. Investment Banking Agreement. As additional consideration for the making of the Loan by the Lender, the Borrower agrees to execute, as a condition precedent to the making of the loan, the Professional Services Agreement with Blount Parrish & Company, Incorporated, the form of which is attached hereto as Exhibit "D."

     Section 6.02. Limitation of Rights. Nothing herein shall confer any right on anyone other than the Borrower and the Lender.

     Section 6.03. Financing Agreement Governed by Alabama Law. It is the intention of the parties hereto that this Financing Agreement shall in all respects be governed by the laws of the State of Alabama, and that the Loan made pursuant hereto be considered, for all purposes, to have been made in the State of Alabama..

     Section 6.04. Notice. All notices, demands, requests and other communications hereunder shall be deemed sufficient and properly given if in writing and delivered, or sent by registered or certified mail, postage prepaid, to the following addresses:

     (a) If to the Borrower:

          WasteMasters of Palm Beach, Inc.
          10254 Miller Road
          Dallas, Texas 75238

     (b) If to the Lender:

          William B. Blount
          10 Court Square
          Montgomery, Alabama 36104

          Any of the above mentioned parties may, by like notice, designate and further or different addresses to which subsequent notices shall be sent.

     Section 6.05 Severability. In the event that any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 6.06 Article and Section Captions. The article and section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

     Section 6.07 Costs and Expenses. All costs and expenses relating to the execution and delivery of this Loan Agreement, the making of the Loan by the Lender, and the delivery of the Mortgage, the title insurance policy, the recording of documents required hereunder, costs and expenses of respective counsel engaged by the parties hereto, and any and all other costs and expenses related to the transactions contemplated hereunder, shall be the sole responsibility and shall be paid by the Borrower.

     IN WITNESS WHEREOF, the Borrower has caused this Loan Agreement to be executed in its corporate name and behalf by the Chairman of the Board of Directors, has caused its corporate seal to be hereunto affixed and has caused this Loan Agreement to be attested by its Secretary, the Lender, to evidence its acceptance of the provisions hereby created, has caused this Loan Agreement to be executed in their respective names , and the Borrower and the Lender have caused this Loan Agreement to be executed on this 31st day of July, 1998.

                                      WASTEMASTERS OF PALM BEACH, INC.



                                  By: /s/ R.D. Sterritt, Jr. its Chairman
                                      -----------------------------------


                                          Its Chairman

ATTEST:


By: /s/ R.D. Sterritt, Jr.
        Its Secretary


                                                   /s/ William B. Blount
                                                   ---------------------

                                                   WILLIAM B. BLOUNT


                                                  /s/ C. Derek Parrish
                                                  --------------------
                                                  C. DEREK PARRISH




STATE OF FLORIDA

COUNTY OF PALM BEACH

     I, the undersigned authority, a Notary Public in and for said State at Large, hereby certify that R. D. Sterritt, Jr. whose name as Chairman of the Board of Directors and President of WASTEMASTERS OF PALM BEACH, INC., a Florida corporation, is signed to the foregoing Loan Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation on the date the same bears date.

     GIVEN under my hand and official seal of office, this the 31st day of July 1998.

                                                  /s/ Julie N. Krauss
                                                     --------------------
                                                     NOTARY PUBLIC

NOTARY SEAL